UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 30, 2024

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Aware, Inc. (the “Company”) and Robert A. Eckel, the Company’s Chief Executive Officer and President and a member of the Company’s Board of Directors (the “Board”), agreed that Mr. Eckel would leave the Company and the Board, effective December 31, 2024. In connection with Mr. Eckel’s pending departure, the Company entered into a separation agreement with Mr. Eckel on October 30, 2024 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Eckel is entitled to receive the following severance from the Company once the Separation Agreement becomes effective: (i) $318,270, which represents his annual base salary and is payable as salary continuation for twelve months beginning January 1, 2025; (ii) vesting of all time-based stock options and other time-based stock-based awards held by Mr. Eckel that would have vested had he remained employed with Aware through December 31, 2025; (iii) entitlement to any bonus that Mr. Eckel earned in respect of his and the Company’s performance in 2024 based on the currently established bonus metrics approved by the Board; and (iv) continuation of certain health benefit coverage through December 31, 2025. The Separation Agreement includes Mr. Eckel’s agreement not to compete with the Company through December 31, 2025 and a general release by Mr. Eckel of claims against the Company. The description of the Separation Agreement contained herein is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The Board has engaged an executive search firm to identify Mr. Eckel’s successor. Additionally, the Board has appointed an experienced executive strategic advisor who will work closely with Mr. Eckel, the Board, and the Company’s leadership team to refine the Company’s market position, product roadmap and growth strategy. This advisor will provide strategic guidance to help the Company remain competitive, without taking on direct operational responsibilities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description

10.1 104	Letter Agreement dated as of October 30, 2024, by and between Aware, Inc. and Robert Eckel Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: October 30, 2024	By:	/s/ David K. Traverse
David K. Traverse
Chief Financial Officer